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                                                                 EXHIBIT 10.129

                               [First Union letterhead]

                                           February 22, 2000

National Auto Finance Company Inc.
1032 Deerwood Park Boulevard, Suite 100
Jacksonville, Florida 32256
Attention: Keith B. Stein

      Re: Letter Agreement (the "B Note Commitment Letter"), dated March 8, 1999, between First Union National Bank and National Auto Finance Company, Inc.

Dear Keith:

      Reference is made to the B Note Commitment Letter relating to the commitment of First Union National Bank ("First Union") to purchase up to $20,000,000 aggregate principal amount of Subordinated Asset-Backed Notes ("Subordinated Notes") to be issued in connection with securitization transactions of vehicle finance contracts originated by National Auto Finance Company, Inc. ("National Auto"). Capitalized terms used and not otherwise defined herein have the meanings given to such terms in the B Note Commitment Letter.

      First Union hereby notifies National Auto that, upon the occurrence of the Liquidation Event referred to Amendment Number 4 to the Amended and Restated Pooling and Administration Agreement, dated as of February 22, 2000, among First Union, National Auto, National Financial Auto Funding Trust II, and Bankers Trust Company as Trustee, it shall have no further obligation to purchase Subordinated Notes pursuant to such B Note Commitment Letter. National Auto, by its signature hereto, acknowledges and agrees to all of the foregoing.

      This letter agreement shall be governed by the laws of the State of New York and may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same letter agreement. Delivery of an executed counterpart of a signature page to this letter agreement by telecopier shall be effective as delivery of a manually executed counterpart of this letter agreement.

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      Please acknowledge your acceptance and agreement to the foregoing by signing and returning the enclosed copy of this letter to First Union National Bank, 301 South College Street TW-9, Charlotte, NC 28288-0610. Attention:
Terence P. Begley.

                                     FIRST UNION NATIONAL BANK

                                     By:  /s/ AUTHORIZED SIGNATURE
                                         --------------------------
                                     Name:
                                     Title:

Accepted and Agreed:

NATIONAL AUTO FINANCE COMPANY, INC.

By:  /s/ AUTHORIZED SIGNATURE
    -------------------------------
Name:
Title: